This if filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
-AllianceBernstein Inflation-Protected Securities Portfolio

Supplement dated February 9, 2010 to the Prospectus dated December 31, 2009 of the AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein Inflation-Protected Securities Portfolio (the "Prospectus").

On February 4, 2010, the Board of Trustees (the "Trustees") of the AllianceBernstein Pooling Portfolios (the "Trust") approved proposals to rename AllianceBernstein Inflation-Protected Securities Portfolio (the "Portfolio"), a series of the Trust, "AllianceBernstein Bond Inflation Protection Portfolio" and to change its investment objective and certain investment policies.  The Portfolio's investment goals are the same as a new AllianceBernstein Mutual Fund, AllianceBernstein Bond Inflation Strategy ("Bond Inflation Strategy"), which is to provide returns in excess of the inflation rate from investments in fixed-income securities.  The Portfolio's Adviser, AllianceBernstein L.P., recommended to the Trustees that the Portfolio's investment objective and policies be changed to match those of Bond Inflation Strategy, which reflect updated strategies to accomplish the shared goals of the two funds.

As approved by the Trustees, the Portfolio's new non-fundamental investment objective would be "to maximize real return without assuming what the Adviser considers to be undue risk".  Consistent with the change in the Fund's name, the Portfolio's investment policy of investing at least 80% of its net assets in inflation-protected securities would be changed to a policy of investing at least 80% of its net assets in fixed-income securities.  The Trustees also approved changes to the Portfolio's investment policies that include:

•	the use of leverage through investments in reverse repurchase agreements;

•	expanded flexibility to invest in derivatives, such as total return swaps;

•
permitting the Portfolio to invest up to 15% of its total assets in below investment-grade fixed-income securities rated BB or B or the equivalent by at least one national ratings agency, or deemed by the Adviser to be of comparable quality; and

•	permitting the Portfolio to invest in fixed-income securities of any maturity and duration.

The changes to the Portfolio's name and the non-fundamental investment policies do not require stockholder approval under the Investment Company Act of 1940, as amended.  However, the Portfolio has adopted policies to provide stockholders with at least 60 days' notice prior to a change in its investment objective and in its name and the related policy to invest at least 80% of its net assets in inflation-protected securities. The investment objective, name and policy changes will not become effective until at least 60 days after the date of this Supplement and are currently expected to become effective on or about April 12, 2010.

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This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.
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